Exhibit 10.3

Date:

By email:

Re:	Brain Scientific Inc. (“we” or the “Company”):

Dear _________:

You are being sent this letter (this “Letter Agreement”) in connection with your participation in the Company’s June 2022 private placement offering (the “Private Placement Offering”) whereby the Company sold to you pursuant to a Securities Purchase Agreement dated June 10, 2022 (the “SPA”) certain 10.0% Original Issue Discount Senior Secured Convertible Debentures (the “Debentures”) and warrants (“Warrants”) to purchase common stock of the Company. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the SPA, Debentures, and Warrants as applicable.

By signing below, you hereby unconditionally agree to the terms of this Letter Agreement.

As an inducement for your purchase of certain of the 50.0% Original Issue Discount Senior Secured Convertible Debentures (the “March Debentures”) and warrants to purchase common stock of the Company on the date hereof, the Company agrees that promptly following the date hereof it shall (i) provide the opportunity for all other participants in the Private Placement Offering to participate in this transaction and (ii) modify the Security Agreement to provide that the indebtedness reflected by the March Debentures and the Company’s obligations with respect thereto are included under the Security Agreement and covered by the security interest granted thereby.

This Letter Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Letter Agreement, including without limitation, the Debentures and the Warrants. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to choice of law principles. In case any provision of this Letter Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Letter Agreement, and the validity legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

The parties hereby consent and agree that if this Letter Agreement shall at any time be deemed by the parties for any reason insufficient, in whole or in part, to carry out the true intent and spirit hereof or thereof, the parties will execute or cause to be executed such other and further assurances and documents as in the reasonable opinion of the parties may be reasonably required in order more effectively to accomplish the purposes of this Letter Agreement. By signing below, the parties hereto represent and agree that, prior to executing this Letter Agreement, they have had the opportunity to consult with independent counsel concerning the terms of this Letter Agreement and the parties hereby waive any notice provisions contained in the SPA and the Debentures with respect to the subject matter contained herein and consent to the issuance of the March Debentures.

This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, for example, www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Please indicate confirmation of the terms provided herein by executing and returning this Letter Agreement in the space provided below.

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Very Truly Yours,

Brain Scientific Inc.

By:
	Name:	Hassan Kotob
	Title:	Chief Executive Officer

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